UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 5, 2006
UNITED DOMINION REALTY TRUST, INC.
(Exact name of registrant as specified in charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.
     The materials included in Exhibit 99.1 of this Current Report on Form 8-K furnished to the Securities and Exchange Commission on April 5, 2006 will be used by United Dominion Realty Trust, Inc. at the 2006 Credit Suisse Real Estate Conference on April 6, 2006. The materials included in Exhibit 99.1 contain certain financial information for the quarter ended March 31, 2006.
ITEM 7.01. Regulation FD Disclosure.
     The materials included in Exhibit 99.1 of this report will be used by United Dominion Realty Trust, Inc. at the 2006 Credit Suisse Real Estate Conference at 11 Madison Avenue, New York, New York on April 6, 2006.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
99.1	Presentation Materials.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

/s/ David L. Messenger
Date: April 5, 2006	David L. Messenger
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation Materials.